UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3346

Oppenheimer Series Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 10/31/2017

Item 1.  Reports to Stockholders.

Annual Report 10/31/2017 OppenheimerFunds® The Right Way to Invest Oppenheimer Value Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 1000 Value Index
1-Year	20.41%	13.49%	17.78%

5-Year	12.05	10.73	13.48

10-Year	4.65	4.03	5.99

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER VALUE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 20.41%, outperforming the Russell 1000 Value Index (the “Index”), which returned 17.78% during the same period. The Fund’s outperformed the Index primarily due to stock selection in the Information Technology, Industrials and Telecommunication Services sectors. The Fund underperformed the Index within the Materials, Energy and Health Care sectors due to stock selection.

MARKET OVERVIEW

It would be an understatement to refer to 2016 as an eventful year, and the fourth quarter provided an exclamation point. Not only did the Chicago Cubs win their first world series in 108 years, the results of the Presidential election marked a significant change in market sentiment that was widely unexpected. Similar to the surprise Brexit vote in June, expectations of a negative market reaction proved to be overly pessimistic, and the U.S. equity market reacted in a positive manner.

Markets continued to rally throughout 2017 and the big story in the U.S. equity market has been the performance of growth stocks. For the one-year reporting period ended October 31, 2017, the Russell 1000 Growth Index returned 29.71%, while the Russell 1000 Value Index was up 17.78%. This performance continued a trend of growth stocks outperforming that has largely been in place for the past 10 years.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER VALUE FUND

Most sectors of the Index performed positively in this environment, with Financials, Materials and Information Technology leading the way. The only negative performing sector of the Index was Telecommunication Services.

FUND REVIEW

Top performing stocks for the Fund this reporting period included Financials holdings Bank of America Corp., JPMorgan Chase & Co. As mentioned earlier, Financials was a top performing sector of the Index during the reporting period. The sector in general continued to perform relatively well in the reporting period as investors became more optimistic about potential tax reform, which could positively impact banks. Bank of America and JPMorgan Chase & Co. were both beneficiaries of the rally in Financials. Another top contributor to performance this reporting period was XPO Logistics, Inc., a vertically integrated logistics company providing both Freight Brokerage and Trucking services. Shares of XPO were up strongly due to solid margin improvement after integrating the 2015 acquisition of trucking company Con-Way.

Detractors from performance this reporting period included Teva Pharmaceutical Industries Ltd., Weatherford International plc and Rite Aid Corp. Teva, a global provider of generic and specialty pharmaceuticals, has been facing concerns over generic competition for its multiple sclerosis drug Copaxone. We exited our position. Weatherford provides drilling services to energy companies globally, and underperformed as revenues were lower than expected. The company is in the process of restructuring its balance sheet, and plans to divest non-core assets in order to reduce its debt load. Drugstore operator Rite-Aid has been the target of an acquisition by Walgreen Boots Alliance Inc. After a long process, it appears the company will complete the sale of a number of stores to Walgreens after regulators blocked a sale of the whole company. We exited our position in Rite-Aid.

STRATEGY & OUTLOOK

Overall, 2017 has so far been another strong year for U.S. equities. The major equity market indexes have continued their steady advance that has largely been in place for the past several years. As a result, valuations are above normal levels for the market as a whole, but in our view there are attractively valued opportunities of which we can still take advantage.

This year has been characterized by improving global economic activity, and we believe those trends will continue through the end of the year. As bottom up value investors, we believe there are attractively valued stocks that can benefit from these positive trends.

While many investors focus on a short-term view when considering potential investments, the Fund utilizes in-depth fundamental research to identify companies that are poised for an unanticipated acceleration in return on invested capital over a multi-year time horizon. We believe this longer term approach

4        OPPENHEIMER VALUE FUND

provides a more comprehensive outlook of potential investments by focusing on all three financial statements – income statement, balance sheet and statement of cash flows – and helps us uncover companies whose generation and use of free cash flow we deem as yet to be fully reflected in the current stock price.

Laton Spahr, CFA Portfolio Manager

5        OPPENHEIMER VALUE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Bank of America Corp.	5.2%
JPMorgan Chase & Co.	4.9
Chevron Corp.	3.4
UnitedHealth Group, Inc.	2.8
Citigroup, Inc.	2.7
Edison International	2.6
Suncor Energy, Inc.	2.5
Pfizer, Inc.	2.2
American International Group, Inc.	2.1
Lockheed Martin Corp.	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	15.7%
Oil, Gas & Consumable Fuels	8.2
Insurance	7.1
Capital Markets	5.4
Pharmaceuticals	4.5
Electric Utilities	4.2
Machinery	3.6
Real Estate Investment Trusts (REITs)	3.4
Software	3.3
Semiconductors & Semiconductor Equipment	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on the total market value of common stocks.

6        OPPENHEIMER VALUE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/17

	Inception Date	1-Year	5-Year	10-Year
Class A (CGRWX)	9/16/85	20.41%	12.05%	4.65%
Class B (CGRBX)	10/2/95	19.49	11.18	4.12
Class C (CGRCX)	5/1/96	19.51	11.21	3.86
Class I (OGRIX)	2/28/12	20.92	12.54	11.64*
Class R (CGRNX)	3/1/01	20.10	11.77	4.38
Class Y (CGRYX)	12/16/96	20.71	12.35	5.00

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/17
	Inception Date	1-Year	5-Year	10-Year
Class A (CGRWX)	9/16/85	13.49%	10.73%	4.03%
Class B (CGRBX)	10/2/95	14.49	10.91	4.12
Class C (CGRCX)	5/1/96	18.51	11.21	3.86
Class I (OGRIX)	2/28/12	20.92	12.54	11.64*
Class R (CGRNX)	3/1/01	20.10	11.77	4.38
Class Y (CGRYX)	12/16/96	20.71	12.35	5.00

* Show performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes

7        OPPENHEIMER VALUE FUND

only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER VALUE FUND

Actual	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During 6 Months Ended October 31, 2017

Class A	$ 1,000.00	$1,066.90	$4.91

Class B	1,000.00	1,062.80	8.98

Class C	1,000.00	1,063.10	8.82

Class I	1,000.00	1,069.10	2.72

Class R	1,000.00	1,065.50	6.16

Class Y	1,000.00	1,068.50	3.60

Hypothetical (5% return before expenses)

Class A	1,000.00	1,020.47	4.80

Class B	1,000.00	1,016.53	8.78

Class C	1,000.00	1,016.69	8.63

Class I	1,000.00	1,022.58	2.65

Class R	1,000.00	1,019.26	6.02

Class Y	1,000.00	1,021.73	3.52

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2017 are as follows:

Class	Expense Ratios

Class A	0.94%

Class B	1.72

Class C	1.69

Class I	0.52

Class R	1.18

Class Y	0.69

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER VALUE FUND

STATEMENT OF INVESTMENTS October 31, 2017

	Shares	Value

Common Stocks—95.6%
Consumer Discretionary—6.5%
Hotels, Restaurants & Leisure—1.7%
Carnival Corp.	251,860	$ 16,720,985
Wyndham
Worldwide Corp.	189,830	20,283,336

		37,004,321

Household Durables—0.7%
Whirlpool Corp.	92,457	15,156,476

Media—1.3%
DISH Network Corp., Cl. A1	279,170	13,550,911
Walt Disney Co. (The)	160,822	15,730,000

		29,280,911

Multiline Retail—1.1%
Target Corp.	397,300	23,456,592

Textiles, Apparel & Luxury Goods—1.7%
Hanesbrands, Inc.	921,020	20,722,950
Tapestry, Inc.[1]	390,400	15,986,880

		36,709,830

Consumer Staples—7.2%
Beverages—1.9%
Coca-Cola Co. (The)	455,330	20,936,074
Coca-Cola European Partners plc	503,490	20,572,601

		41,508,675

Food & Staples Retailing—2.2%
Walgreens Boots Alliance, Inc.	160,288	10,622,286
Wal-Mart Stores, Inc.	434,280	37,916,987

		48,539,273

Household Products—2.0%
Procter & Gamble Co. (The)	294,980	25,468,573
Weatherford International plc[1]	4,770,000	16,551,900

		42,020,473

Tobacco—1.1%
Philip Morris International, Inc.	232,200	24,297,408

Energy—9.0%
Energy Equipment & Services—0.8%
Halliburton Co.	416,293	17,792,363

	Shares	Value

Oil, Gas & Consumable Fuels—8.2%
Chevron Corp.	637,436	$ 73,872,458
ConocoPhillips	329,478	16,852,800
Enbridge, Inc.	486,757	18,720,674
Phillips 66	151,162	13,767,835
Suncor Energy, Inc.	1,636,460	55,574,181

		178,787,948

Financials—31.6%
Capital Markets—5.4%
Ameriprise Financial, Inc.	146,620	22,951,895
Bank of New York Mellon Corp. (The)	180,710	9,297,529
BlackRock, Inc., Cl. A	53,530	25,203,530
Morgan Stanley	485,400	24,270,000
Nasdaq, Inc.	492,090	35,750,339

		117,473,293

Commercial Banks—15.7%
Bank of America Corp.	4,190,250	114,770,947
Citigroup, Inc.	795,270	58,452,345
JPMorgan Chase & Co.	1,062,980	106,946,418
KeyCorp	1,560,500	28,479,125
Zions Bancorporation	737,960	34,285,622

		342,934,457

Insurance—7.1%
American International Group, Inc.	723,574	46,750,116
Aon plc	187,880	26,947,628
Hartford Financial Services Group, Inc. (The)	432,610	23,815,181
MetLife, Inc.	563,730	30,204,653
XL Group Ltd.	683,850	27,675,410

		155,392,988

Real Estate Investment Trusts (REITs)—3.4%
Crown Castle International Corp.	207,510	22,220,171
Digital Realty Trust, Inc.	122,920	14,558,645
Invitation Homes, Inc.	427,930	9,658,380
Prologis, Inc.	441,230	28,494,633

		74,931,829

11        OPPENHEIMER VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Health Care—12.0%
Biotechnology—1.5%
Amgen, Inc.	125,070	$ 21,914,765
Gilead Sciences, Inc.	136,930	10,264,273

		32,179,038

Health Care Equipment & Supplies—2.4%
Danaher Corp.	270,404	24,950,177
Zimmer Biomet Holdings, Inc.	225,290	27,399,770

		52,349,947

Health Care Providers & Services—2.7%
UnitedHealth Group, Inc.	285,851	60,091,597

Life Sciences Tools & Services—0.9%
Thermo Fisher Scientific, Inc.	97,410	18,880,980

Pharmaceuticals—4.5%
Bristol-Myers Squibb Co.	443,720	27,359,776
GlaxoSmithKline plc, Sponsored ADR	639,740	23,305,728
Pfizer, Inc.	1,349,070	47,298,394

		97,963,898

Industrials—10.2%
Aerospace & Defense—2.0%
Lockheed Martin Corp.	138,810	42,775,690

Air Freight & Couriers—1.7%
FedEx Corp.	56,710	12,805,685
XPO Logistics, Inc.[1]	348,980	24,201,763

		37,007,448

Airlines—0.5%
Southwest Airlines Co.	217,400	11,709,164

Commercial Services & Supplies—1.1%
Waste Management, Inc.	286,760	23,563,069

Industrial Conglomerates—0.7%
Siemens AG, Sponsored ADR	201,920	14,542,278

Machinery—3.6%
Caterpillar, Inc.	243,410	33,055,078
PACCAR, Inc.	179,780	12,895,619
Parker-Hannifin Corp.	181,865	33,210,368

		79,161,065

	Shares	Value

Road & Rail—0.6%
Kansas City Southern	131,000	$ 13,652,820

Information Technology—11.0%
Electronic Equipment, Instruments, & Components—1.8%
TE Connectivity Ltd.	279,037	25,383,996
Zebra Technologies Corp., Cl. A1	113,980	13,220,540

		38,604,536

Internet Software & Services—0.8%
Alphabet, Inc., Cl. A1	16,510	17,055,490

IT Services—1.1%
First Data Corp., Cl. A1	1,335,950	23,793,270

Semiconductors & Semiconductor Equipment—2.9%
Broadcom Ltd.	66,524	17,556,349
Marvell Technology Group Ltd.	1,617,000	29,865,990
Texas Instruments, Inc.	179,590	17,364,557

		64,786,896

Software—3.3%
Check Point Software Technologies Ltd.[1]	80,570	9,483,895
Microsoft Corp.	423,500	35,226,730
Synopsys, Inc.[1]	331,510	28,682,245

		73,392,870

Technology Hardware, Storage &
Peripherals—1.1%
HP, Inc.	1,092,860	23,551,133

Materials—2.7%
Chemicals—1.6%
Eastman Chemical Co.	396,345	35,992,090

Containers & Packaging—1.1%
WestRock Co.	378,840	23,234,257

Telecommunication Services—1.2%
Diversified Telecommunication Services—1.2%
AT&T, Inc.	812,800	27,350,720

Utilities—4.2%
Electric Utilities—4.2%
Edison International	704,810	56,349,559
Entergy Corp.	284,910	24,576,337

12        OPPENHEIMER VALUE FUND

	Shares	Value

Electric Utilities (Continued)
NextEra Energy, Inc.	66,803	$ 10,359,141

		91,285,037

Total Common Stocks
(Cost $1,609,526,271)		2,088,210,130

	Shares	Value

Investment Company—1.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.01%[2,3] (Cost $32,591,527)	32,591,527	$ 32,591,527

Total Investments, at Value (Cost $1,642,117,798)	97.1%	2,120,801,657
Net Other Assets
(Liabilities)	2.9	64,290,826

Net Assets	100.0%	$ 2,185,092,483

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares October 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	60,597,782	459,511,568	487,517,823	32,591,527

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$32,591,527	$179,229	$—	$—

See accompanying Notes to Financial Statements.

13        OPPENHEIMER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,609,526,271)	$2,088,210,130
Affiliated companies (cost $32,591,527)	32,591,527

2,120,801,657
Cash	63,812,410
Receivables and other assets:
Dividends	1,367,076
Shares of beneficial interest sold	489,651
Other	196,012

Total assets	2,186,666,806

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,103,535
Trustees’ compensation	273,621
Distribution and service plan fees	150,245
Shareholder communications	8,176
Other	38,746

Total liabilities	1,574,323

Net Assets	$2,185,092,483

Composition of Net Assets
Par value of shares of beneficial interest	$57,469
Additional paid-in capital	1,621,147,942
Accumulated net investment income	947,058
Accumulated net realized gain on investments	84,256,155
Net unrealized appreciation on investments	478,683,859

Net Assets	$2,185,092,483

14        OPPENHEIMER VALUE FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $548,012,013 and 14,565,439 shares of beneficial interest outstanding)	$37.62
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$39.92

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,056,703 and 55,444 shares of beneficial interest outstanding)	$37.10

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $113,202,651 and 3,148,211 shares of beneficial interest outstanding)	$35.96

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,336,915,368 and 34,843,205 shares of beneficial interest outstanding)	$38.37

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $42,358,131 and 1,147,466 shares of beneficial interest outstanding)	$36.91

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $142,547,617 and 3,709,659 shares of beneficial interest outstanding)	$38.43

See accompanying Notes to Financial Statements.

15        OPPENHEIMER VALUE FUND

STATEMENT

OF OPERATIONS For the Year Ended October 31, 2017

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $501,902)	$40,435,460
Affiliated companies	179,229
Interest	45,025

Total investment income	40,659,714

Expenses
Management fees	10,187,890
Distribution and service plan fees:
Class A	1,319,261
Class B	35,490
Class C	1,161,588
Class R	201,246
Transfer and shareholder servicing agent fees:
Class A	1,201,268
Class B	7,846
Class C	257,063
Class I	389,387
Class R	91,103
Class Y	286,855
Shareholder communications:
Class A	25,637
Class B	1,008
Class C	5,345
Class I	331
Class R	1,501
Class Y	1,427
Borrowing fees	50,503
Trustees’ compensation	31,609
Custodian fees and expenses	11,651
Other	98,254

Total expenses	15,366,263
Less waivers and reimbursements of expenses	(132,853)

Net expenses	15,233,410

Net Investment Income	25,426,304
Realized and Unrealized Gain
Net realized gain on investment transactions in unaffiliated companies	137,897,868
Net change in unrealized appreciation/depreciation on investment transactions in unaffiliated companies	231,560,992

Net Increase in Net Assets Resulting from Operations	$394,885,164

See accompanying Notes to Financial Statements.

16        OPPENHEIMER VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations
Net investment income	$25,426,304	$28,482,833
Net realized gain	137,897,868	29,925,653
Net change in unrealized appreciation/depreciation	231,560,992	(30,585,869)

Net increase in net assets resulting from operations	394,885,164	27,822,617

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(7,281,080)	(6,660,517)
Class B	(25,497)	(30,730)
Class C	(896,709)	(681,806)
Class I	(22,239,047)	(19,711,499)
Class R	(467,846)	(448,253)
Class Y	(1,996,263)	(1,605,490)

	(32,906,442)	(29,138,295)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(59,588,827)	(48,282,617)
Class B	(3,789,967)	(4,420,594)
Class C	(18,784,291)	(14,915,624)
Class I	(68,073,216)	(48,633,058)
Class R	(3,499,782)	(11,725,802)
Class Y	9,311,049	4,209,069

	(144,425,034)	(123,768,626)

Net Assets
Total increase (decrease)	217,553,688	(125,084,304)
Beginning of period	1,967,538,795	2,092,623,099

End of period (including accumulated net investment income of $947,058 and $6,213,231, respectively)	$2,185,092,483	$1,967,538,795

See accompanying Notes to Financial Statements.

17        OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$31.66	$31.64	$31.50	$28.69	$22.92

Income (loss) from investment operations:
Net investment income[2]	0.34	0.37	0.37	0.39	0.32
Net realized and unrealized gain	6.09	0.04	0.13	3.10	5.76

Total from investment operations	6.43	0.41	0.50	3.49	6.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.39)	(0.36)	(0.68)	(0.31)

Net asset value, end of period	$37.62	$31.66	$31.64	$31.50	$28.69

Total Return, at Net Asset Value[3]	20.41%	1.33%	1.58%	12.30%	26.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$548,012	$514,425	$563,546	$647,109	$638,332

Average net assets (in thousands)	$546,267	$526,331	$607,740	$647,197	$630,389

Ratios to average net assets:[4]
Net investment income	0.97%	1.21%	1.14%	1.31%	1.27%
Expenses excluding specific expenses listed below	0.95%	0.96%	0.95%	0.96%	0.99%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.95%	0.96%	0.95%	0.96%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.94%	0.96%[7]	0.95%[7]	0.96%[7]	0.99%[7]

Portfolio turnover rate	53%	64%	51%	46%	149%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	0.95%
Year Ended October 31, 2016	0.96%
Year Ended October 30, 2015	0.95%
Year Ended October 31, 2014	0.96%
Year Ended October 31, 2013	0.99%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

18        OPPENHEIMER VALUE FUND

Class B	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$31.23	$31.19	$31.03	$28.09	$22.40

Income (loss) from investment operations:
Net investment income[2]	0.09	0.13	0.12	0.18	0.11
Net realized and unrealized gain	5.98	0.05	0.13	3.02	5.65

Total from investment operations	6.07	0.18	0.25	3.20	5.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.14)	(0.09)	(0.26)	(0.07)

Net asset value, end of period	$37.10	$31.23	$31.19	$31.03	$28.09

Total Return, at Net Asset Value[3]	19.49%	0.58%	0.81%	11.46%	25.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,057	$5,142	$9,662	$16,258	$22,050

Average net assets (in thousands)	$3,556	$6,881	$12,701	$19,155	$23,322

Ratios to average net assets:[4]
Net investment income	0.27%	0.42%	0.39%	0.59%	0.43%
Expenses excluding specific expenses listed below	1.73%	1.72%	1.70%	1.72%	1.95%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.73%	1.72%	1.70%	1.72%	1.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.72%[7]	1.70%[7]	1.72%[7]	1.83%

Portfolio turnover rate	53%	64%	51%	46%	149%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.73%
Year Ended October 31, 2016	1.72%
Year Ended October 30, 2015	1.70%
Year Ended October 31, 2014	1.72%
Year Ended October 31, 2013	1.95%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

19        OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$30.32	$30.32	$30.19	$27.41	$21.91

Income (loss) from investment operations:
Net investment income[2]	0.07	0.13	0.12	0.16	0.13
Net realized and unrealized gain	5.83	0.04	0.14	2.95	5.51

Total from investment operations	5.90	0.17	0.26	3.11	5.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.17)	(0.13)	(0.33)	(0.14)

Net asset value, end of period	$35.96	$30.32	$30.32	$30.19	$27.41

Total Return, at Net Asset Value[3]	19.51%	0.58%	0.84%	11.44%	25.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113,203	$112,170	$127,437	$138,165	$135,364

Average net assets (in thousands)	$116,876	$117,162	$135,091	$137,577	$127,553

Ratios to average net assets:[4]
Net investment income	0.22%	0.46%	0.39%	0.55%	0.51%
Expenses excluding specific expenses listed below	1.70%	1.71%	1.70%	1.71%	1.73%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.70%	1.71%	1.70%	1.71%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%	1.71%[7]	1.70%[7]	1.71%[7]	1.73%[7]

Portfolio turnover rate	53%	64%	51%	46%	149%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.70%
Year Ended October 31, 2016	1.71%
Year Ended October 30, 2015	1.70%
Year Ended October 31, 2014	1.71%
Year Ended October 31, 2013	1.73%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

20        OPPENHEIMER VALUE FUND

Class I	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$32.28	$32.24	$32.09	$29.31	$23.44

Income (loss) from investment operations:
Net investment income[2]	0.50	0.52	0.51	0.54	0.39
Net realized and unrealized gain	6.21	0.04	0.14	3.15	5.91

Total from investment operations	6.71	0.56	0.65	3.69	6.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.62)	(0.52)	(0.50)	(0.91)	(0.43)

Net asset value, end of period	$38.37	$32.28	$32.24	$32.09	$29.31

Total Return, at Net Asset Value[3]	20.92%	1.80%	2.03%	12.80%	27.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,336,915	$1,185,317	$1,234,068	$1,258,238	$1,025,569

Average net assets (in thousands)	$1,298,791	$1,180,588	$1,263,026	$1,231,132	$351,280

Ratios to average net assets:[4]
Net investment income	1.39%	1.65%	1.57%	1.74%	1.38%
Expenses excluding specific expenses listed below	0.52%	0.52%	0.51%	0.52%	0.51%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.52%	0.52%	0.51%	0.52%	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.51%	0.52%[7]	0.51%[7]	0.52%[7]	0.51%[7]

Portfolio turnover rate	53%	64%	51%	46%	149%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	0.52%
Year Ended October 31, 2016	0.52%
Year Ended October 30, 2015	0.51%
Year Ended October 31, 2014	0.52%
Year Ended October 31, 2013	0.51%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21        OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$31.08	$31.06	$30.92	$28.11	$22.45

Income (loss) from investment operations:
Net investment income[2]	0.25	0.29	0.28	0.32	0.25
Net realized and unrealized gain	5.97	0.04	0.14	3.02	5.64

Total from investment operations	6.22	0.33	0.42	3.34	5.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.31)	(0.28)	(0.53)	(0.23)

Net asset value, end of period	$36.91	$31.08	$31.06	$30.92	$28.11

Total Return, at Net Asset Value[3]	20.10%	1.11%	1.35%	12.01%	26.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,358	$38,801	$50,813	$62,326	$68,955

Average net assets (in thousands)	$41,429	$42,959	$58,025	$64,460	$75,637

Ratios to average net assets:[4]
Net investment income	0.73%	0.96%	0.89%	1.07%	1.02%
Expenses excluding specific expenses listed below	1.19%	1.20%	1.19%	1.21%	1.24%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.19%	1.20%	1.19%	1.21%	1.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.18%	1.20%[7]	1.19%[7]	1.21%[7]	1.24%[7]

Portfolio turnover rate	53%	64%	51%	46%	149%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	1.19%
Year Ended October 31, 2016	1.20%
Year Ended October 30, 2015	1.19%
Year Ended October 31, 2014	1.21%
Year Ended October 31, 2013	1.24%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22        OPPENHEIMER VALUE FUND

Class Y	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$32.33	$32.29	$32.14	$29.30	$23.43

Income (loss) from investment operations:
Net investment income[2]	0.44	0.46	0.45	0.52	0.46
Net realized and unrealized gain	6.22	0.04	0.14	3.11	5.82

Total from investment operations	6.66	0.50	0.59	3.63	6.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.56)	(0.46)	(0.44)	(0.79)	(0.41)

Net asset value, end of period	$38.43	$32.33	$32.29	$32.14	$29.30

Total Return, at Net Asset Value[3]	20.71%	1.61%	1.83%	12.58%	27.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$142,547	$111,684	$107,097	$106,354	$393,902

Average net assets (in thousands)	$130,558	$108,450	$109,382	$206,569	$1,013,582

Ratios to average net assets:[4]
Net investment income	1.20%	1.47%	1.38%	1.69%	1.80%
Expenses excluding specific expenses listed below	0.71%	0.71%	0.70%	0.71%	0.58%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.71%	0.71%	0.70%	0.71%	0.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%	0.71%[7]	0.70%[7]	0.71%[7]	0.58%[7]

Portfolio turnover rate	53%	64%	51%	46%	149%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2017	0.71%
Year Ended October 31, 2016	0.71%
Year Ended October 30, 2015	0.70%
Year Ended October 31, 2014	0.71%
Year Ended October 31, 2013	0.58%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23        OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2017

1. Organization

Oppenheimer Value Fund (the “Fund”), a series of Oppenheimer Series Fund, is registered under the Investment Company Act of 1940 (“1940 Act”) as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

24        OPPENHEIMER VALUE FUND

2. Significant Accounting Policies (Continued)

in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account

25        OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. Prior to July 17, 2017, the Fund paid interest to its custodian on such cash overdrafts, to the extent they were not offset by positive cash balances maintained by the Fund, when applicable, at a rate equal to the negative rolling average balance at an average Federal Funds Rate plus 0.50%. This rate increased to the Prime Rate plus 0.35% effective July 17, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$1,707,257	$90,319,910	$—	$472,205,716

1. During the reporting period, the Fund utilized $36,775,318 of capital loss carryforward to offset capital gains

26        OPPENHEIMER VALUE FUND

2. Significant Accounting Policies (Continued)

realized in that fiscal year.

2. During the previous reporting period, the Fund utilized $23,878,663 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[3]
$7,203,526	$2,213,965	$9,417,491

3. $7,203,526, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2017	Year Ended October 31, 2016
Distributions paid from:
Ordinary income	$32,906,442	$29,138,295

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,648,595,941

Gross unrealized appreciation	$499,600,861
Gross unrealized depreciation	(27,395,145)

Net unrealized appreciation	$472,205,716

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

27        OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities,

28        OPPENHEIMER VALUE FUND

3. Securities Valuation (Continued)

observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$141,608,130	$—	$—	$141,608,130
Consumer Staples	156,365,829	—	—	156,365,829
Energy	196,580,311	—	—	196,580,311
Financials	690,732,567	—	—	690,732,567
Health Care	261,465,460	—	—	261,465,460
Industrials	222,411,534	—	—	222,411,534
Information Technology	241,184,195	—	—	241,184,195
Materials	59,226,347	—	—	59,226,347
Telecommunication Services	27,350,720	—	—	27,350,720

29        OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Utilities	$91,285,037	$—	$—	$91,285,037
Investment Company	32,591,527	—	—	32,591,527
Total Assets	$2,120,801,657	$—	$—	$2,120,801,657

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or

30        OPPENHEIMER VALUE FUND

4. Investments and Risks (Continued)

fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 58% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

31        OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	1,226,688	$43,319,396	1,359,265	$41,595,651
Dividends and/or distributions reinvested	197,276	6,969,902	206,168	6,362,963
Redeemed	(3,105,004)	(109,878,125)	(3,130,007)	(96,241,231)

Net decrease	(1,681,040)	$(59,588,827)	(1,564,574)	$(48,282,617)

Class B
Sold	3,530	$121,468	6,176	$187,516
Dividends and/or distributions reinvested	723	24,751	979	29,704
Redeemed	(113,453)	(3,936,186)	(152,252)	(4,637,814)

Net decrease	(109,200)	$(3,789,967)	(145,097)	$(4,420,594)

Class C
Sold	377,370	$12,703,095	426,424	$12,460,205
Dividends and/or distributions reinvested	25,398	853,652	21,692	640,851
Redeemed	(954,447)	(32,341,038)	(951,690)	(28,016,680)

Net decrease	(551,679)	$(18,784,291)	(503,574)	$(14,915,624)

Class I
Sold	2,227,394	$80,366,572	2,509,834	$78,453,671
Dividends and/or distributions reinvested	616,554	22,239,047	626,627	19,711,499
Redeemed	(4,721,995)	(170,678,835)	(4,688,257)	(146,798,228)

Net decrease	(1,878,047)	$(68,073,216)	(1,551,796)	$(48,633,058)

Class R
Sold	243,442	$8,476,530	183,367	$5,504,038
Dividends and/or distributions reinvested	12,866	445,951	14,231	430,924
Redeemed	(357,337)	(12,422,263)	(584,942)	(17,660,764)

Net decrease	(101,029)	$(3,499,782)	(387,344)	$(11,725,802)

32        OPPENHEIMER VALUE FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount

Class Y
Sold	1,209,627	$44,254,674	837,166	$26,213,771
Dividends and/or distributions reinvested	52,936	1,914,804	49,039	1,545,485
Redeemed	(1,007,658)	(36,858,429)	(747,863)	(23,550,187)

Net increase	254,905	$9,311,049	138,342	$4,209,069

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$1,106,961,944	$1,290,010,489

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $300 million	0.625%
Next $100 million	0.500
Next $4.6 billion	0.450
Over $5 billion	0.430

The Fund’s effective management fee for the reporting period was 0.48% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the

33        OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	15,549
Accumulated Liability as of October 31, 2017	112,383

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any

34        OPPENHEIMER VALUE FUND

8. Fees and Other Transactions with Affiliates (Continued)

fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
October 31, 2017	$135,608	$251	$3,068	$4,979	$—

Waivers and Reimbursements of Expenses. Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$68,373
Class B	411
Class C	14,580
Class R	5,195
Class Y	16,600

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $27,694 for IGMMF

35        OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a

$1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

36        OPPENHEIMER VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Series Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Value Fund (the Fund), a series of Oppenheimer Series Fund, including the statement of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Value Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 21, 2017

37        OPPENHEIMER VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $40,306,313 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $142,878 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

38        OPPENHEIMER VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

39        OPPENHEIMER VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Laton Spahr, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the large value category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load large value funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

40        OPPENHEIMER VALUE FUND

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

41        OPPENHEIMER VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42        OPPENHEIMER VALUE FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Value Fund	6/20/17	88.5%	0.0%	11.5%
Oppenheimer Value Fund	9/19/17	88.5%	0.0%	11.5%

43        OPPENHEIMER VALUE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2009), Trustee (since 2001) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director

44        OPPENHEIMER VALUE FUND

Edmund P. Giambastiani, Jr. Continued	of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

45        OPPENHEIMER VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

46        OPPENHEIMER VALUE FUND

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Spahr and Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

47        OPPENHEIMER VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Laton Spahr, Vice President (since 2013) Year of Birth: 1975	Senior Vice President of the Sub-Adviser since March 2013. Senior portfolio manager (2003-2013) and equity analyst (2001-2002) for Columbia Management Investment Advisers, LLC. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

48        OPPENHEIMER VALUE FUND

OPPENHEIMER VALUE FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

49        OPPENHEIMER VALUE FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

50        OPPENHEIMER VALUE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

51        OPPENHEIMER VALUE FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

52        OPPENHEIMER VALUE FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

53        OPPENHEIMER VALUE FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

54        OPPENHEIMER VALUE FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

55        OPPENHEIMER VALUE FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0375.001.1017 December 21, 2017

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $25,600 in fiscal 2017 and $24,900 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $6,000 in fiscal 2017 and $3,754 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,986 in fiscal 2017 and $598,285 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: GIPS attestation procedures, internal controls, custody audits and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $286,402 in fiscal 2017 and $690,716 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $679,388 in fiscal 2017 and $1,292,755 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Series Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/11/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/11/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	12/11/2017